UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2012, Batesville Casket Company, Inc., a subsidiary of Hillenbrand, Inc. (the “Company”), and certain other parties, including the Company’s former parent, Hill-Rom Holdings, Inc. (“Hill-Rom”), entered into a confidential settlement agreement with Funeral Consumers Alliance, Inc. (“FCA”) and a number of individual consumer casket purchasers (“plaintiffs”).  The settlement agreement, providing for a $5 million payment by the Company, expeditiously ends the FCA lawsuit against the Company without any finding or admission of liability or wrongdoing by the Company or its Batesville subsidiaries.  The settlement results in no change to Batesville’s policy of selling its caskets through licensed funeral homes operated by licensed funeral directors.  The settlement comes on the heels of the recent opinion by the Fifth Circuit Court of Appeals affirming the district court’s denial of plaintiffs’ request for class certification in the matter.

The FCA litigation is described in further detail in the Company’s public filings, including Note 12 of the Notes to Consolidated Financial Statements set forth in its Annual Report on Form 10-K filed on November 28, 2011.

Item 1.02 Termination of a Material Definitive Agreement.

The settlement results in the termination of certain restrictive covenants imposed on the Company under that certain Distribution Agreement with Hill-Rom, dated March 14, 2008.  Those restrictive covenants limited the Company’s ability to, among other things, raise its dividend and engage in certain acquisition activities.  The settlement also results in the termination of that certain Judgment Sharing Agreement between the Company and Hill-Rom, dated as of March 14, 2008 (“JSA”).  Additional information and details regarding the Distribution Agreement and JSA were previously disclosed in Note 6 of the Notes to Consolidated Financial Statements set forth in the Company’s Annual Report on Form 10-K filed on November 28, 2011.

The settlement is further described in the press release filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated October 1, 2012 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE October 2, 2012

	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and Chief Financial Officer

DATE: October 2, 2012

	BY:	/S/ John R. Zerkle
John R. Zerkle
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 1, 2012 issued by the Company